[UMB SCOUT FUNDS LOGO]

March 14, 2005

                         IMPORTANT NOTICE REGARDING YOUR
                          MUTUAL FUND INVESTMENT IN THE
                                 UMB SCOUT FUNDS

Dear Valued Shareholder,

As discussed in the proxy statement that we previously mailed to you, a Special Meeting of Shareholders of the UMB Scout Funds is scheduled for March 29, 2005. Our records indicate that we still have not received your important vote. With only a couple of weeks left until the Meeting, we ask you to please take a moment now to vote your shares so that they will be represented.

Another copy of your ballot(s) has been enclosed with this letter for your convenience. Please utilize one of the options below to vote your shares.

  1. VOTE BY TOUCH-TONE PHONE. You may cast your vote by telephone by calling the toll-free number found on the enclosed proxy card. Please make sure you have the proxy card available at the time of the call.

  2. VOTE THROUGH THE INTERNET. You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy card and following the instructions on the website.

  3. VOTE BY MAIL. You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided. If convenient for you, please utilize one of the first three options above to insure that your response is received in time for the Special Meeting on March 29th .

Should you have any questions about the proposals at hand, please do not hesitate to CALL TOLL-FREE 1-800-780-7198 AND ASK FOR EXTENSION 12. Representatives are available to answer any questions you might have and can also record your voting instructions.

If you have voted since the mailing of this letter, we apologize for the follow up mailing and thank you for your participation.

Thank you so much for your assistance with this important matter.

Sincerely,

/S/ Edward J. McShane Jr.

Edward J. McShane Jr.
President

[UMB SCOUT FUNDS LOGO]

March 14, 2005

                         IMPORTANT NOTICE REGARDING YOUR
                          MUTUAL FUND INVESTMENT IN THE
                                 UMB SCOUT FUNDS

Dear Valued Shareholder,

As discussed in the proxy statement that we previously mailed to you, a Special Meeting of Shareholders of the UMB Scout Funds is scheduled for March 29, 2005. Our records indicate that we still have not received your important vote. With only a couple of weeks left until the Meeting, we ask you to please take a moment now to vote your shares so that they will be represented.

Another copy of your ballot(s) has been enclosed with this letter for your convenience. Should you have any questions about the proposals at hand, please do not hesitate to CALL TOLL-FREE 1-800-780-7198. Representatives are available to answer any questions you might have and can also record your voting instructions right over the phone.

Please utilize one of the options below to vote your shares.

  1. VOTE BY TELEPHONE. You may cast your vote by telephone by calling our toll-free proxy hotline at (800) 780-7198. Representatives are available to record your vote Monday through Friday from 9:00 a.m. to 10:00 p.m. Eastern time.

  2. VOTE THROUGH THE INTERNET. You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy card and following the instructions on the website.

  3. VOTE BY TOUCH-TONE PHONE. You may cast your vote by telephone 24 hours a day by calling the toll-free number on the enclosed proxy card.

  4. VOTE BY MAIL. You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided. If convenient for you, please utilize one of the first three options above to insure that your response is received in time for the Special Meeting on March 29th .

If you have voted since the mailing of this letter, we apologize for the follow up mailing and thank you for your participation.

Thank you so much for your assistance with this important matter.

Sincerely,

/s/ Edward J. McShane Jr.

Edward J. McShane Jr.
President